EXHIBIT 10.19

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT is made effective as of the 13th day of September, 2007, by and among Pinehurst Associates, LLC, a Florida limited liability company (“Original Borrower”); KC Pinehurst Associates, LLC, a Delaware limited liability company (“New Borrower”); and the FEDERAL HOME LOAN MORTGAGE CORPORATION (“Noteholder”), and is acknowledged and consented to by Robert E. Spielman (“Original Guarantor”).

RECITALS

A.	Original Borrower obtained a mortgage loan (the “Loan”) from NorthMarq Capital, Inc., a corporation organized and existing under the laws of Minnesota (“Original Lender”), which loan is secured by certain Land and Improvements (the “Property”), located in Kansas City, Clay County, Missouri. The Land is more particularly described in Exhibit A, attached to this Agreement.

B.	Original Borrower executed a promissory note evidencing the Loan, dated December 6, 2005, in the original principal amount of $4,900,000.00, payable to Original Lender (the “Note”). The Original Guarantor guaranteed payment of certain amounts due under the Note by executing Guaranty dated December 6, 2005 (the “Original Guaranty”).

C.	To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Deed of Trust, Assignment of Rents and Security Agreement (the “Security Instrument”) of even date with the Note, which is recorded in the Official Records in the County of Clay, State of Missouri (the “Land Records”) on December 7, 2005 as Instrument No. 2005059479 at Book 5229, Page 160. Any capitalized terms used in this Agreement and not defined shall have the meaning ascribed to them in the Security Instrument.

D.	The Note, Security Instrument and any other document executed by Original Borrower in connection with the Loan that will be assumed by New Borrower, all as listed on Exhibit B to this Agreement, are referred to collectively in this Agreement as the “Loan Documents”.

E.	Original Lender endorsed the Note to the order of the Noteholder and by instrument dated December 6, 2005 filed for record on December 7, 2005 in the Land Records as Instrument No. 2005059480 at Book 5229, Page 161 sold, assigned and transferred all right, title and interest of the Original Lender in and to the Security Instrument and the Loan Documents to the Noteholder. The Noteholder is now the owner and holder of the Note and the Loan is serviced by NorthMarq Capital, Inc. (the “Servicer”).

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F.	Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Property to New Borrower (the “Transfer”).

G.	New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Loan Documents, with certain modifications, if any, as set forth in Exhibit C to this Agreement (the “Assumption”).

H.	Subject to the full satisfaction of all conditions set forth below, the Noteholder has agreed to consent to New Borrower’s Assumption .

I.	Original Borrower desires to be released by the Noteholder from any and all obligations and liabilities under the terms and provisions of the Loan Documents, and Noteholder has agreed to release Original Borrower from further liability (except as provided in Section 14 of this Agreement).

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.	Assumption of Obligations. New Borrower covenants, promises and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Loan Documents set forth in Exhibit B to this Agreement, as if New Borrower had been the original maker of the Loan Documents. New Borrower will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Loan Documents.

2.	Affirmation by New Borrower. New Borrower agrees that the Loan Documents set forth in Exhibit B to this Agreement are and will be and remain in full force and effect, enforceable against New Borrower in accordance with their terms, except as modified by Exhibit C to this Agreement. The Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges and encumbrances. Nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement. New Borrower will be liable for the payment of all sums and the performance of every obligation required under the Loan Documents to the extent set forth in the Loan Documents as modified by this Agreement.

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3.	Subordination of Rights of Original Borrower and New Borrower. Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is hereby subordinated to any indebtedness of Original Borrower or New Borrower to the Noteholder under the Loan Documents. Any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, will be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of the Noteholder, and will be paid over to the Noteholder on account of the indebtedness of Original Borrower and New Borrower to the Noteholder, but without impairing or affecting in any manner the liability of Original Borrower or New Borrower under the other provisions of the Loan Documents and this Agreement. However, until the occurrence of an Event of Default under the Security Instrument, Original Borrower or New Borrower (as applicable) will be entitled to retain for its own account all payments made on account of the principal of and interest on any such indebtedness; provided no such payment is made more than ten (10) days in advance of the due date.

4.	Modification of Note and Security Instrument. New Borrower and Noteholder agree that the provisions of the Loan Documents are modified as set forth on Exhibit C to this Agreement.

5.	Replacement Reserve. New Borrower and Noteholder agree that a Replacement Reserve Account will be established with Servicer with payments to be made by New Borrower to such account in the initial amount of Two Thousand One Hundred Thirty and 00/100 Dollars ($2,130.00) per month, in accordance with the terms and provisions of the Replacement Reserve Agreement to be executed by New Borrower and Noteholder on the same date as this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents. Original Borrower acknowledges and agrees that by executing this Agreement it relinquishes all right, title and interest it has or may have in the Replacement Reserve Account.

6.	Repairs. No Repair Escrow is required. Original Borrower acknowledges and agrees that Noteholder is not holding any funds pursuant to the Repair Escrow, if any, executed by Original Borrower.

7.	Tax and Insurance Escrow. On or prior to the execution of this Agreement, to ensure that sufficient funds are available for the payment of real estate taxes and hazard and other insurance premiums, an escrow account will be established with Servicer, with payments to be made by New Borrower to such account in the amount required by Noteholder and/or Servicer. By execution of this Agreement, Original Borrower acknowledges and agrees that it relinquishes any right, title or interest it has or may have in any escrow account held by Servicer in connection with the Property.

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8.	Guaranty Requirements. On the date of execution of this Agreement, James E. Lippert (jointly and severally if more than one, “New Guarantor”) will execute and deliver to Noteholder the appropriate version of the Guaranty (the “Guaranty”) under which the New Guarantor guarantees the full and punctual payment when due of the “Guaranteed Obligations” (as such term is defined in the Guaranty). The Guaranty will provide that New Guarantor is personally liable for zero percent (0%) of the outstanding principal balance of the Loan. New Guarantor automatically will become liable for one hundred percent (100%) of all amounts payable under the Loan Documents upon the occurrence of certain events more specifically set forth in the Guaranty.

9.	Ratification of Original Guaranty. By signing the Acknowledgment and Consent to this Agreement where indicated below, the Original Guarantor:

a)	ratifies the guaranty under which it guaranteed payments of certain amounts under the Loan Documents (the “Original Guaranty”) only to the extent that it guaranties payments of the Borrower’s liability under Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument arising out of conditions existing on or before the date of this Agreement (“Preexisting Conditions”); and

b)	agrees that Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument as assumed by New Borrower and modified by this Agreement will continue to be guaranteed by the Original Guarantor as and to the full extent provided in the Original Guaranty for such Preexisting Conditions.

c)	Noteholder hereby releases Original Guarantor from any and all liability under the Original Guaranty except to the extent that the Original Guaranty guarantees payment of the Original Borrower’s liability under Section 18 of the Security Instrument arising out of Preexisting Conditions.

10.	Representations. Original Borrower represents and warrants to Noteholder:

a)	As of the date of this Agreement, the amount of the unpaid indebtedness under the Note is Four Million Seven Hundred Ninety-five Thousand Seven Hundred Sixty-two and 90/100 Dollars ($4,795,762.90).

b)	Interest at the rate set forth in the Note has been paid to Noteholder in full through and including August 31, 2007.

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c)	All of the representations and warranties in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

d)	No Event of Default (or event which, with the giving of notice or the passage of time or both, would be an Event of Default) has occurred or is continuing under the Security Instrument.

e)	Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Noteholder’s enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items. Original Borrower acknowledges that all of Noteholder’s actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Noteholder has not breached or failed to perform any duty or obligation that Noteholder may owe Original Borrower.

f)	There are no suits or actions threatened or pending against Original Borrower which affect the enforcement or validity of the Note, the Security Instrument and/or the Loan Documents.

11.	Additional Transfers. Notwithstanding the Noteholder’s consent to the Transfer of the Property to New Borrower, New Borrower understands and agrees that such consent will in no way limit or operate as a waiver of the Noteholder’s continuing rights under Section 21 of the Security Instrument.

12.	Continuing Obligations. New Borrower will execute, acknowledge and deliver a Moisture Management Plan, a Moisture Management Plan Compliance Certificate and such other documents as Noteholder, or Servicer may require to document the Assumption described in this Agreement and to more fully effectuate the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents.

13.	Additional Obligations.

a)	To induce the Noteholder to consent to New Borrower’s Assumption, in addition to the covenants and agreements set forth in the Loan Documents, New Borrower agrees that it will comply with the Additional Obligations set forth on Exhibit D to this Agreement, if applicable.

b)	The failure of New Borrower to comply with the Additional Obligations, if applicable, will constitute an Event of Default under the Security Instrument, and the Noteholder will be entitled to exercise all remedies available to it under the terms of the Loan Documents.

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14.	Release of Original Borrower; Rights of Noteholder.

a)	In reliance upon Original Borrower’s representations and warranties, the Noteholder releases Original Borrower from any and all obligations under the terms and provisions of the Loan Documents; provided, however, that Original Borrower is not released from any liability pursuant to Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument arising out of conditions existing on or before the date of this Agreement (“Preexisting Conditions”).

b)	If any material element of Original Borrower’s representations and warranties are materially false or misleading, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release.

c)	If at any time all or any part of any payment by Original Borrower which has been applied by the Noteholder to payment of the Loan on or prior to the date of this Agreement is or must be rescinded, repaid or returned by the Noteholder for any reason whatsoever (including, without limitation, the application of any bankruptcy, insolvency or other law), for purposes of this Agreement, to the extent that such payment is or must be rescinded, repaid or returned, such payment will be deemed to have continued to be due and payable, notwithstanding such application by the Noteholder and this Agreement will continue to be effective as to such payment as though such application by the Noteholder had not been made. Original Borrower and New Borrower will each remain liable to the Noteholder for the amount so rescinded, repaid, or returned to the same extent as if such amount had never originally been received by the Noteholder, notwithstanding any cancellation of the Note, release or satisfaction of the Security Instrument, or the cancellation of any other Loan Document.

15.	Expenses. New Borrower’s execution of this Agreement will constitute New Borrower’s agreement to pay all expenses incurred by the Noteholder in connection with this Assumption, including without limitation the payment of any title endorsement costs, legal costs (including in-house legal costs) attorney’s fees, and assumption fees required by the Noteholder.

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16.	Miscellaneous.

a)	This Agreement will be binding upon and will inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

b)	Except as expressly modified by this Agreement, the Note, the Security Instrument and all other Loan Documents will be unchanged and remain in full force and effect, and are hereby expressly approved, ratified and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

c)	Time is of the essence of this Agreement.

d)	This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

e)	This Agreement will be construed in accordance with the laws of the jurisdiction in which the Property is located.

f)	This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

g)	All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

17.	Executed Originals. An executed original of this Agreement will be (i) attached permanently to the Note as an amendment to the Note, and (ii) recorded in the Land Records as a modification to the Security Instrument.

18.	State Specific Requirements. N/A.

ATTACHED EXHIBITS. The following Exhibits are attached to this Instrument:

[X] Exhibit A	Legal Description of the Land (required).

[X] Exhibit B	List of Loan Documents (required).

[X] Exhibit C	Modifications to Note and Security Instrument, (required).

[X] Exhibit D	Additional Obligations of New Borrower, check if applicable.

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[X] Exhibit E	Modification to Assumption Agreement, check if applicable.

[The remainder of this page is intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

ORIGINAL BORROWER:

Pinehurst Associates, LLC,
a Florida limited liability company

By:	/s/ Robert E. Spielman
Robert E. Spielman, Manager

Date:	September 10, 2007

Address for Notice to Original Borrower:
c/o Robert E. Spielman
9000 SW 65 Ct
Miami, Florida 33165

/s/ Edgar Lewis
Witness

/s/ Ann Abascal
Witness

STATE OF FLORIDA	)
) ss.
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 10th day of September, 2007, by Robert E. Spielman, as Manager for Pinehurst Associates, LLC, a Florida limited liability company.

/s/ Encarnacion Abascal (SEAL)
Signature of Notary Public – State of Florida

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NEW BORROWER:

KC Pinehurst Associates, LLC,
a Delaware limited liability company

By:	JTL Asset Management, Inc., a Missouri corporation
Its:	Operating Member

By:	/s/ James E. Lippert
Name:	James E. Lippert
Its:	President

Tax identification number for New Borrower:
35-2305010

Address for Notice to New Borrower:
2300 Main, Suite 910
Kansas City, Missouri 64108

STATE OF MISSOURI	)
) ss.
COUNTY OF Jackson	)

On this 12 day of September in the year 2007, before me, a Notary Public in and for said state, personally appeared James E. Lippert, the President of JTL Asset Management, Inc., a Missouri corporation, as Operating Member of KC Pinehurst Associates, LLC, a Delaware limited liability company, known to me to be the person who executed the within instrument in behalf of said limited liability company and acknowledged to me that he executed the same for the purposes therein stated.

/s/ Amanda McCurley
Official Signature

(SEAL)
Official Seal

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CONSENTED TO BY NOTEHOLDER:

FEDERAL HOME LOAN MORTGAGE
CORPORATION

By:	/s/ Ed Gagermeier
Name:	Ed Gagermeier
Title:	Manager – Multifamily Portfolio Services

Address for Notice to Noteholder:
Federal Home Loan Mortgage Corporation
8100 Jones Branch Drive, MS B-4F
McLean, VA 22102
Attn: Director of Multifamily Portfolio Services

COMMONWEALTH OF VIRGINIA		)
) ss.
COUNTY OF	Fairfax	)

The foregoing instrument was acknowledged before me this September 11th , 2007, by Ed Gagermeier, the Manager of P3 of Federal Home Loan Mortgage Corporation, on behalf of the corporation.

/s/ Arlene Lora (SEAL)
Signature of Person Taking Acknowledgment

Notary Public
Title or Rank

368315
Serial Number, if any

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ACKNOWLEDGED AND CONSENTED TO:

ORIGINAL GUARANTOR:

/s/ Robert E. Spielman
Robert E. Spielman

Address for Notice to Original Guarantor:
9000 SW 65 Ct
Miami, Florida 33165

/s/ Edgar Lewis
Witness

/s/ Ann Abascal
Witness

STATE OF FLORIDA )
) ss.
COUNTY OF MIAMI-DADE )

The foregoing instrument was acknowledged before me this 10th day of September, 2007 by Robert E. Spielman.

/s/ Encarnacion Abascal (SEAL)
Signature of Notary Public – State of Florida

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NEW GUARANTOR:

/s/ James E. Lippert
James E. Lippert

Address for Notice to New Guarantor:
2300 Main, Suite 910
Kansas City, MO 64108

STATE OF MISSOURI	)
)ss.
COUNTY OF Jackson	)

On this 12 day of September, 2007, before me, personally appeared James E. Lippert, to me personally known, who, being by me duly sworn (or affirmed), acknowledged to me that he signed the foregoing instrument as the free and voluntary act and deed, for the uses and purposes therein mentioned.

/s/ Amanda McCurley (SEAL)
Signature

Notary
Title

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EXHIBIT A

REQUIRED

(Legal Description of Land)

Lots 1 and 2, PINEHURST, a subdivision in Kansas City, Clay County, Missouri, according to the recorded plat thereof.

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EXHIBIT B

REQUIRED

(List of Loan Documents that will be Assumed)

1.	Multifamily Note dated as of December 6, 2005, in the original principal amount of $4,900,000.00, executed by Original Borrower and payable to the Original Lender.

2.	Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of December 6, 2005, executed by Original Borrower in favor of Original Lender.

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EXHIBIT C

REQUIRED

(Changes to Loan Documents)

I. Modifications to all Loan Documents:

1.	As used in the Loan Documents, all reference to Borrower will be deemed to refer to New Borrower.

II. Modifications to Security Instrument:

1.	In order to correct a scrivener’s error, the reference to “Jackson County” is hereby deleted and replaced with “Clay County” in the second paragraph on Page 1 of the Security Instrument.

2.	Subsection 7(a) of the Security Instrument is deleted and replaced in its entirety with the following:

“(a) Unless this requirement is waived in writing by Lender, which waiver may be contained in this Section 7(a), Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due, the items marked “Collect” below. Lender will not require the Borrower to make Imposition Deposits with respect to the items marked “Deferred” below.

[Collect]	Hazard Insurance premiums or other insurance premiums required by Lender under Section 19,
[Collect]	Taxes,
[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]	ground rents,
[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the “Imposition Deposits.” The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as “Impositions.” The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records

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indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other Imposition.”

3.	Section 21(c)(vii)(F)(3) shall be deleted in its entirety and replaced with the following:

“(3)	either directly or indirectly, James E. Lippert shall at all times retain a managing interest in the Borrower unless and until such time as the managing member entity of the Borrower (i.e., JTL Asset Management, Inc., which is wholly owned and controlled by James E. Lippert and Teresa Lippert) is removed as operating member and replaced by PRIP 500, LLC, a Delaware limited liability company (“PRIP”) (a current non-managing member of Borrower), in strict accordance with PRIP’s rights under the limited liability company agreement of Borrower in effect as of September 13, 2007, provided the following conditions are satisfied:

(A)	Such replacement managing member must be acceptable to Lender in its reasonable discretion;

(B)	Such replacement managing member must execute and deliver a replacement Guaranty on Lender’s standard form and which is otherwise acceptable to Lender in its reasonable discretion;

(C)	Borrower shall provide Lender with prior written Notice of the proposed Transfer, which Notice must be accompanied by a non-refundable review fee in the amount of $3,000;

(D)	Lender shall not be entitled to collect a transfer fee as a result of such Transfer; and

(E)	Lender shall be entitled to collect all costs, including the cost of all title searches, title insurance and recording costs, and all Attorneys’ Fees and Costs.

4.	Section 21(c) of the Security Instrument will be amended by adding the following:

“(viii)	A Transfer of shares in that certain real estate investment trust that has a Controlling Interest in PRIP or the Transfer of limited partnership interests in the operating partnership controlled by such real estate investment trust, which operating partnership is the sole member of PRIP.

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III. Modifications to Note:

1.	Subsection 9(c)(iv) of the Note is deleted and replaced in its entirety with the following:

“(iv)	Borrower fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked “Deferred”; provided however, that if no item is marked “Deferred”, this Section 9(c)(iv) shall be of no force or effect.

[Collect]	Hazard Insurance premiums or other insurance premiums,
[Collect]	Taxes,
[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]	ground rents,
[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)”

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EXHIBIT D

APPLICABLE

NOT APPLICABLE     X

(Additional Obligations of New Borrower)

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EXHIBIT E

APPLICABLE

NOT APPLICABLE     X

(Modification to Assumption Agreement)

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